UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2024

SINTX Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33624	84-1375299
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1885 West 2100 South

Salt Lake City, UT 84119

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (801) 839-3500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s):	Name of each exchange on which registered:
Common Stock, par value $0.01 per share	SINT	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 14, 2024, SINTX Technologies, Inc. (the “Company”) held its previously announced Special Meeting of Stockholders (the “Special Meeting”). At the Special Meeting, the Company’s stockholders voted on the proposals listed below, each of which was described in the Company’s definitive proxy statement for the Special Meeting, filed with the Securities and Exchange Commission on April 16, 2024 (the “Proxy Statement”).

A total of 24,134,268 shares of common stock, par value $0.01 per share, out of a total of 51,080,139 shares of common stock issued and outstanding and entitled to vote at the Special Meeting as of March 26, 2024, the record date for the Special Meeting, were present in person or represented by proxy at the Special Meeting, constituting a quorum.

The matters submitted for a vote and the related results are set forth below:

Proposal No. 1 - Approval of the Amendment to the Company’s Amended and Restated Certificate of Incorporation to Effect a Reverse Stock Split: The amendment to the Company’s Amended and Restated Certificate of Incorporation to effect, at the discretion of the board of directors of the Company (the “Board”), a reverse stock split of all of the Company’s issued and outstanding shares of common stock at a ratio of not less than 1-for-100 and not greater than 1-for-300, such ratio to be determined by the Board at any time within twelve months, without further approval or authorization of the Company’s stockholders, was approved.

Votes For	Votes Against	Abstentions	Broker Non-votes

20,689,236	3,294,971	150,061	-

Proposal No. 2 - Approval of the Adjournment of the Special Meeting: The adjournment of the Special Meeting to another place, or a later date or dates, if necessary or appropriate, to solicit additional proxies in favor of the proposal listed above at the time of the Special Meeting.

Votes For	Votes Against	Abstentions	Broker Non-votes

20,618,388	3,386,227	129,653	-

The results reported above are final voting results. Due to the approval of Proposal 1, there was no need to adjourn the Special Meeting. No other matters were considered or voted upon at the Special Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SINTX Technologies, Inc.

Date:	May 15, 2024	By:	/s/ B. Sonny Bal
B. Sonny Bal, M.D.
Chief Executive Officer